SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 1, 2007

BOO KOO HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Florida	000-50057	59-1019723
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4951 Airport Parkway, #660, Addison, Texas 75001
(Address of Principal Executive Offices)(Zip Code)

(972) 818-3862
Registrant’s Telephone Number

Captech Financial Group, Inc.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A amends the Current Report on Form 8-K filed on August 3, 2007 of Boo Koo Holdings, Inc. (f/k/a Captech Financial Group, Inc.) to (i) include a new Item 8.01 attaching Boo Koo’s financial results for the three month period ended June 30, 2007, (ii) include new Item 4.01 (Change in Registrant’s Certifying Accountant) and (iii) include a new Item 5.03 (Amendments to Articles of Incorporation).

This current report on Form 8-K/A contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This current report includes statements regarding our plans, goals, strategies, intent, beliefs or current expectations. These statements are expressed in good faith and based upon a reasonable basis when made, but there can be no assurance that these expectations will be achieved or accomplished. These forward looking statements can be identified by the use of terms and phrases such as “believe,” “plan,” “intend,” “anticipate,” “target,” “estimate,” “expect,” and the like, and/or future-tense or conditional constructions (“will,” “may,” “could,” “should,” etc.). Items contemplating or making assumptions about, actual or potential future sales, market size, collaborations, and trends or operating results also constitute such forward-looking statements.

Although forward-looking statements in this report reflect the good faith judgment of management, forward-looking statements are inherently subject to known and unknown risks, business, economic and other risks and uncertainties that may cause actual results to be materially different from those discussed in these forward-looking statements. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this current report. We assume no obligation to update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this report, other than as may be required by applicable law or regulation. Readers are urged to carefully review and consider the various disclosures made by us in our reports filed with the SEC which attempt to advise interested parties of the risks and factors that may affect our business, financial condition, results of operation and cash flows. If one or more of these risks or uncertainties materialize, or if the underlying assumptions prove incorrect, our actual results may vary materially from those expected or projected.

Item 4.01. Changes in Registrant’s Certifying Accountant.

As previously disclosed, on August 1, 2007, we appointed McGladrey & Pullen, LLP, as our independent registered public accounting firm to replace Jaspers & Hall, PC following our dismissal of Jaspers & Hall, PC on August 1, 2007. This action was ratified by our board of directors on August 1, 2007. During the period from May 4, 2006 through August 1, 2007, we had no disagreements with Jaspers & Hall, PC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Jaspers & Hall, PC would have caused it to make reference to the subject matter of the disagreements in its report. Jaspers & Hall, PC’s report on our financial statements for the fiscal year ended December 31, 2006 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. A letter addressed to the Securities and Exchange Commission from Jaspers & Hall, PC stating that it agrees with the above statement was attached as Exhibit 16.1 to the Company’s Form 8-K filed August 3, 2007.

On August 9, 2007, we retained Jaspers & Hall, PC solely to review the Quarterly Report on Form 10-QSB for the three months ended June 30, 2007 of Captech Financial Group, Inc. (our predecessor) (“Captech”). Since the previously announced merger of us and Boo Koo Beverages, Inc. (“Old Boo Koo”) occurred after June 30, 2007 (as described below in Item 8.01), Captech is required to file a Quarterly Report on Form 10-QSB for the three months ended June 30, 2007 disclosing financial information regarding Captech for such period which occurred prior to the closing of the merger and which information does not include information regarding Old Boo Koo. Jaspers & Hall, PC were the accountants of Captech during such period and have agreed to review the Form 10-QSB related to Captech and following such review, Jaspers & Hall PC will resign. A letter addressed to the Securities and Exchange Commission from Jaspers & Hall, PC stating that it agrees with the above statement is attached as Exhibit 16.2 to this Current Report on Form 8-K/A.

Item 5.03. Amendments to Articles of Incorporation.

The Company filed an amendment to its Articles of Incorporation, as amended (the “Amendment”), changing the name of the Company from Captech Financial Group, Inc. to Boo Koo Holdings, Inc. The Amendment was effective as of August 10, 2007. In connection with the name change, the Company’s trading symbol on the OTC Bulletin Board was changed to BOKO.OB, on August 13, 2007. A copy of the Amendment is attached as Exhibit 3.1(g) and the press release announcing the name change is attached as Exhibit 99.2 to this Current Report on Form 8-K/A.

Item 8.01. Other Events.

On August 1, 2007, the Company acquired Old Boo Koo pursuant to the Merger Agreement by and among Captech, Captech Acquisition Corp. (the “Merger Sub”) and Old Boo Koo, providing for the merger of Merger Sub and Old Boo Koo, with Merger Sub being the surviving corporation and continuing as the Company’s wholly-owned subsidiary. As a result, Old Boo Koo has been treated as the acquiring company for accounting purposes. The merger has been accounted for as a reverse acquisition under the purchase method of accounting for business combinations in accordance with generally accepted accounting principles in the United States of America, or “U.S. GAAP.” Reported results of operations of the combined group issued after completion of the transaction will reflect Old Boo Koo’s operations. However, since the merger occurred after June 30, 2007, Captech is filing its Quarterly Report on Form 10-QSB for the three months ended June 30, 2007 and Old Boo Koo is filing this amended Form 8-K to include its financial results for the three months ended June 30, 2007. Attached as Exhibit 99.3 hereto and incorporated herein by reference are our financial statements for the quarter and six months ended June 30, 2007, including our consolidated balance sheets and the related consolidated statements of operations, and condensed cash flows, as well as management’s discussion and analysis of our financial condition and results of operation for such period.

Item 9.01. Financial Statements and Exhibits.

(d)            Exhibits

  See the Exhibit Index hereto, which is incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BOO KOO HOLDINGS, INC.

	By:	/s/ Stephen C. Ruffini
Name: Stephen C. Ruffini
Title: Chief Financial Officer

Date: August 14, 2007

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger by and among Captech Financial Group, Inc., Boo Koo Acquisition Corp. and Boo Koo Beverages, Inc., dated as of June 21, 2007.*
3.1	Articles of Incorporation of Captech Financial Group, Inc. (f/k/a Hillsboro Group, Inc., f/k/a e-Art Network, Inc.), filed with the Secretary of State of Florida on January 3, 2001.*
3.1(a)	Articles of Amendment, filed with the Secretary of State of Florida on September 24, 2002.*
3.1(b)	Articles of Amendment, filed with the Secretary of State of Florida on May 22, 2003.*
3.1(c)	Articles of Amendment, filed with the Secretary of State of Florida on July 26, 2004.*
3.1(d)	Articles of Amendment, filed with the Secretary of State of Florida on March 21. 2005.*
3.1(e)	Articles of Amendment, filed with the Secretary of State of Florida on January 29, 2007.*
3.1(f)	Articles of Amendment, filed with the Secretary of State of Florida on July 3, 2007, as corrected by Articles of Correction, filed with the Secretary of State of Florida on July 10, 2007.*
3.1(g)	Articles of Amendment, filed with the Secretary of State of Florida on August 9, 2007.
3.2	By-laws of Captech Financial Group, Inc. (f/k/a e-Art Network, Inc.)*
10.1	Boo Koo Beverages, Inc. 2006 Stock Incentive Plan, as amended*
10.2	Second Amended and Restated Employment Agreement between Boo Koo Beverages, Inc. and Daniel Lee dated as of January 31, 2007.*
10.3	Amended and Restated Employment Agreement between Boo Koo Beverages, Inc. and Stephen Ruffini dated as of January 31, 2007.*
10.4	Stock Purchase Agreement dated June 21, 2007 among Captech Financial Group, Inc., Boo Koo Beverages, Inc. and John Raby*
10.5	Securities Purchase Agreement, dated as of August 1, 2007, by and among Captech Financial Group, Inc. and the investors listed on the signature page thereto.*
10.6	Registration Rights Agreement, dated as of August 1, 2007, by and among Captech Financial Group, Inc. and the investors on the signature page thereto.*
10.7	Registration Rights Agreement, dated as of July 5, 2006, by and among Boo Koo Beverages, Inc., BK Beverages, LLC and the investors signatory thereto.*
10.8
Lease, dated April 8, 2004, between Boo Koo Beverages, Inc. (f/k/a The Love Factor, Inc.) and Kennington No. 1 Partnership d/b/a Kennington Properties, as modified by the Modification and Ratification of Lease, dated August 5, 2004, as modified by the Modification and Ratification of Lease, dated July 11, 2005, as renewed by the Renewal of Lease, dated April 10, 2006*

10.9	Amended and Restated Credit Agreement dated as of July 5, 2006 by and among Boo Koo Beverages, Inc., Orix Venture Finance LLC and Orix Finance Corp.*
16.1	Letter, dated August 2, 2007, from Jaspers & Hall, PC regarding change in Certifying Accountants*
16.2	Letter, dated August 13, 2007, from Jaspers & Hall, PC regarding change in Certifying Accountants
21.1	List of Subsidiaries of the Company*
99.1	Press Release dated August 2, 2007*
99.2	Press Release dated August 13, 2007
99.3	Financial Statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations for the Quarter and Six Months Ended June 30, 2007.

* Previously filed with the Company’s Current Report on Form 8-K filed on August 3, 2007 and incorporated herein by reference.